                                                                 EXHIBIT 10.13

                       Co-Development Agreement Between
                       Centillium Technology Corporation
                                      And
                        Mitsubishi Electric Corporation

This Co-Development Agreement (this "Agreement") is effective as of October 15. 1997 (the "Effective Date") by and between Centillium Technology Corporation. a California corporation, having its principal place of business at 46824 Lakeview Blvd, Fremont Ca 94538. United States of America ("Centillium"), and
Mitsubishi Electric Corporation. Communication Systems Business Division a
Japan corporation, having its principal place of business at 8-1-1. Tsukaguchi-Honmachi, Amagasaki City, Hyogo 661. Japan ("Mitsubishi").

                                - WITNESSETH -

     WHEREAS, Centillium has expertise in the area of telecommunications integrated circuits, including those which utilize multilevel modulation techniques to enable high speed communications over copper, also known as Digital Subscriber Line (xDSL) Technology; and

     WHEREAS, Mitsubishi has expertise in the area of telecommunications systems and associated technologies; and

     WHEREAS, the parties hereto believe that each will derive benefits from a business relationship in which they will work cooperatively to use Centillium's integrated circuit solution for the copper interface portion of transmission systems (the "CopperBullet") to develop Line Cards that can plug into Mitsubishi's xDSL ATM Access System ("System"); and

     WHEREAS, Centillium will be in a position to provide Mitsubishi with Line Card design support and testing in exchange for Non Recurring Engineering (NRE) payments; and

     WHEREAS the parties hereto wish to set forth in this Agreement the guidelines of their cooperation.

     NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:

1.   General Description of responsibility:
It is contemplated by this agreement that Centillium and Mitsubishi will cooperate in the development of a DSL line card for Mitsubishi's System. The following roles are defined to better manage the product development

A.) Project Leader and System Integrator: Mitsubishi assumes the role of the primary project leadership. Once the development of the Line Card is completed, Mitsubishi will have the sole responsibility to integrate the Line Card functionality with the functionality of the rest of the System.

B.) Line Card Development Support: Centillium will provide design services and support for the development of the xDSL Line Card.

C)   CPE modem Design: Centillium shall develop the Customer Premise Equipment
     (CPE) for the purpose of prototype testing of the Line Cards. At the conclusion of the development phase. Centillium shall provide Mitsubishi its CPE reference design documents. Mitsubishi and its subsidiaries shall be granted a non-exclusive right to manufacture and sell the CPE modems containing Centillium's CopperBullet Device.

2.   A)  Milestones:
     For the purpose of the management of the project, a number of milestones are listed in Attachment A. The completed result of each milestone should be shared between both parties in a timely manner

     B)  deliverables:
     The following list specifies the deliverables for this project. The parties recognize that the performance of each side may be impacted by the timely delivery of the other party's respective deliverables.

----------------------------------------------------------------------------------------------------------
Deliverable               Item                                      Responsible                   Due Date
----------------------------------------------------------------------------------------------------------
 1                        Line Card detail Specification            Mitsubishi                    11/28/97
                          Document
----------------------------------------------------------------------------------------------------------
 2                        Final Line Card detail specification      Mitsubishi                      2/1/98
                          Doc.
----------------------------------------------------------------------------------------------------------
 3                        Paper copy and Netlist file of the        Centillium                     2/19/98
                          circuit Design Schemetic including,
                          Protection design. Splitter (filter)
                          design. CB Interface design to
                          MicroController, and transmit driver
                          design.
----------------------------------------------------------------------------------------------------------
 4                        Paper copy of Mitsubishi's part of the    Mitsubishi                      2/6/98
                          Line Card schemetic which should
                          include all of the functions not
                          covered by Centillium's schematic,
                          including power. Microcontroller
                          circuit, backplane interface, etc.
----------------------------------------------------------------------------------------------------------
 5                        Copper Bullet Pin Assignment              Centillium                      2/2/98
----------------------------------------------------------------------------------------------------------
 6                        Paper copy of the Combined schematics     Mitsubishi                      3/5/98
                          from Items 3 and 4 above
----------------------------------------------------------------------------------------------------------
 7                        Design Review                             Mitsubishi and                  3/9/98
                                                                    Centillium
----------------------------------------------------------------------------------------------------------
 8                        Schematic Approval                        Mitsubishi &                   3/16/98
                                                                    Centillium
----------------------------------------------------------------------------------------------------------
 9                        Component placement and signal routing    Centillium                     3/16/98
                          guidelines
----------------------------------------------------------------------------------------------------------
 10                       Five Dummy Packages of CopperBullet       Centillium                     4/30/98
                          which includes Centillium logo but it
                          does not contain any silicon die.
----------------------------------------------------------------------------------------------------------
 11                       Twenty (20) CopperBullet engineering      Centillium                     6/15/98
                          samples delivery
----------------------------------------------------------------------------------------------------------
 12                       Release 1 of CopperBullet SW              Centillium                      7/1/98
----------------------------------------------------------------------------------------------------------
 13                       Written report of testing Release 1       Mitsubishi                      8/3/98
                          CopperBullet
----------------------------------------------------------------------------------------------------------
 14                       Release 2 of CopperBullet SW              Centillium                      8/4/98
----------------------------------------------------------------------------------------------------------
 15                       Written Report of testing Release 2       Mitsubishi                      9/9/98
                          CopperBullet
----------------------------------------------------------------------------------------------------------
 16                       Final Release of CopperBullet SW          Centillium                     9/15/98
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 17                       Modem Design architecture and             Centillium &                   2/13/98
                          functionality Approval                    Mitsubishi
----------------------------------------------------------------------------------------------------------
 18                       Functional 2 Modems delivery              Centillium                     7/1/98
----------------------------------------------------------------------------------------------------------
 19                       Functional 3 Modems delivery              Centillium                     7/31/98
----------------------------------------------------------------------------------------------------------


3.   NRE Payment:

     Mitsubishi shall pay to Centillium a net NRE payment of $500.000 in consideration of engineering services. This payment is non refundable and shall be made according to the following schedule.

     A. $150,000 U.S. Dollars within 60 days of the signing of this Agreement

     B. $250,000 U.S. Dollars within 60 days from successful completion of Schematic Approval as specified in Section 2B. Deliverable number 8 This approval shall not be unreasonably withheld.

     C. $100,000 U.S. Dollars within 60 days after the delivery of the CPE modem specified as Deliverable "Functional Modem Delivery" in
         Section 2B Deliverable number 19

4.   Manufacturing:
     A.)       Line Cards: Mitsubishi shall have the sole responsibility for the manufacturing of the Line Cards.

     B.)       CPE Modem: Centillium shall manufacture a quantity of five (5)
          CPE modems for use by Mitsubishi. A limited additional number of modems may be purchased by Mitsubishi from Centillium.

5.   Technology, Ownership and Licenses
     (a) Nothing herein will be constructed as an express or implied license (under patents or otherwise) of any kind unless otherwise specified in this agreement.
     (b) Any information disclosed by Mitsubishi to Centillium under this Agreement with respect to direct support of the DSL Line Cards (i.e. with respect to characterization and performance of the DSL Line Cards) may be freely used by Centillium for the purpose of implementation of design and implementation of manufacturing and supporting its DSL solutions sold to Centillium's customers, and other substantially similar activities the restrictions with regard to Confidential Information set forth in Section 6 hereof will not apply to the specific information set forth above but will apply to all other Mitsubishi information.
     (c) Mitsubishi and its subsidiaries shall have the right to use, copy, modify all design documents of the Line Card to be provided under this Agreement for the purpose of developing, manufacturing or having a third party manufacture the Line Cards.
     (d) Mitsubishi and its subsidiaries shall have the right to use, copy the CopperBullet Device Driver software as long as it is used in combination with CopperBullet Device.

6.   Confidential Information and Non-Disclosure

     Any technical information and other business information disclosed hereunder by either party hereto to the other will be held in strict confidence by the receiving party from the date of disclosure until three years after the date this agreement expires or terminates, using the same degree of care as the receiving party uses for its own information of a similar kind, and will not be transferred or divulged to any third-party or any employee who does not have the requisite need to know.

a) For purposes of interpreting this Agreement, employees of Mitsubishi's affiliates, divisions or subsidiaries do not have the requisite need to know to obtain access to Centillium Confidential Information disclosed to Mitsubishi hereunder. Such confidentiality obligation will not apply to portions of such technical information and other business information, if any, (a) which were previously known to the other party hereto free of any confidentiality obligation, (b) which are or become known to the public, provided that such public knowledge is not attributable to a breach of this Agreement by the other party hereto, (c) which the furnishing party, explicitly agrees in writing need not be kept confidential (either in this Agreement or separately), (d) which are received by the other party hereto rightfully from a third-party without a restriction on disclosure.

b) Further, Centillium agrees not to disclose to any other party any of the specifics of Mitsubishi's system testing and results that might specifically indicate a problem related to such System. However, if the CopperBullet are modified by Centillium to remedy a system problem, Centillium may disclose such test information as may be necessary to support such modified CopperBullet, to the extent that such disclosure coincides with the availability of the modified CopperBullet.

c) Certain employees of Mitsubishi who are temporarily assigned to Mitsubishi Wireless Communications in Duluth, Ga. USA. but are responsible for this project, and employees of Mitsubishi's affiliates, with the exception of Mitsubishi Electric Corporation semiconductor groups, who are directly involved in the design of the Mitsubishi System are deemed to have the need to know

7       Marketing
A) Centillium agrees that Mitsubishi may disclose to the public their use of Centillium Technology DSL solution at the Supercom show in or about June of 1998

B) Centillium shall provide reasonable amount of marketing support to Mitsubishi at the Supercom 98 show to help with Centillium's DSL technology explanation. This support shall be in the form of attending limited meetings with Mitsubishi's customers at Mitsubishi's booth.

8.   Governing Law

      The construction, interpretation and performance of this Agreement will be governed by the laws of the State of California without reference to its conflict of laws and principals. The United Nations Convention on Contracts for the International Sale of Goods will not apply to the sale of CopperBullet hereunder.

9.   Resolution of Disputes

     All disputes, controversies or differences which may arise between the parties hereto, out of or in relation to or in connection with this Agreement. whether during or after its term shall be finally resolved by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce on the basis of the provisions of Section 8 herein. The arbitration shall be held (a) in Tokyo, Japan in case of an arbitration claim filed by Centillium and (b) in Fremont California, USA in case of an arbitration claim filed by Mitsubishi. The arbitration panel shall consist of three (3) arbitrators appointed in accordance with the said Rules. All arbitration proceedings shall be conducted in English language.

10.  Entire Agreement

     This Agreement sets forth the entire agreement and understanding between the parties hereto with respect to its subject matter. It merges all discussions between them and voids and replaces each and every, other agreement or understanding which may heretofore have existed between Centillium and Mitsubishi regarding such subject matter. Notwithstanding the foregoing, the Nondisclosure Agreement between the parties hereto, dated June, 1997, as amended, will be deemed incorporated herein by reference, provided that each party, hereto will be permitted to use any information disclosed thereunder to the extent permitted in this Agreement.

11.  Publicity

     Neither parry hereto will disclose the existence or content of this Agreement without the other's prior written consent, which will not be unreasonably withheld. Each party will submit to the other all proposed publicity material relating to the disclosure of this Agreement or the relationship of the parties hereto.

     IN WITNESS WHEREOF, each of Centillium Technology Corporation and Mitsubishi Electric Corporation have executed this Agreement in duplicate originals, by their respective officers hereunto duly authorize, the day and year first above written.

Centillium Technology Corporation        Mitsubishi Electric Corporation
---------------------------------        -------------------------------


By   /s/ Faraj Aalaei, VP Planning       By   /s/ Teruhiko Moriyama
     -----------------------------           ----------------------


Faraj Aalaei, VP Planning                Teruhiko Moriyama, General Manager
-------------------------                ----------------------------------

Date:  Nov, 10, 1997                     Date Nov, 7, 1997
       -------------                          ------------

        [IMPLEMENTATION CHART APPEARS HERE SETTING FORTH VARIOUS TASKS
             AND TARGET START AND COMPLETION DATES FOR SAID TASKS]

ID   Task Name                           Durat      Start          Finish

 1   Preliminary Line Card Specs          20d     Mon 11/3/97     Fri 11/28/97

 2   Modem Design Architecter             10d     Mon 2/2/98      Fri 2/13/98

 3   LC Schematic Capture/Design          72d     Mon 12/1/97     Tue 3/10/98

 4   Centellium Schematic/Design          55d     Mon 12/1/97     Fri 2/13/98

 5   Protection Design                    10d     Mon 12/1/97     Fri 12/12/97

 6   Splitter (Filler) Design             15d     Mon 12/15/97    Fri 1/2/98

 7   Copper Bullet Interface Design       12d     Mon 1/5/98      Tue 1/20/98

 8   Transmit Driver Design               12d     Wed 1/21/98     Thu 2/5/98

 9   Final Version of Line Card Specs      1d     Fri 1/30/98     Sun 2/1/98

10   Internal Design Review                2d     Mon 2/2/98      Tue 2/3/98

11   Possible Schematic Changes            5d     Wed 2/4/98     Tue 2/10/98

12   [Illegible] Schematics to Melco       3d     Wed 2/11/98     Fri 2/13/98

13   Melco Schematic Design               72d     Mon 12/1/97     Tue 3/10/98

14   Best of the Line Card Design         50d     Mon 12/1/97     Fri 2/6/98

15   Copper Bullet Assignment [Illegible]  1d     Mon 2/2/98      Mon 2/2/98

16   Continuing [Illegible] Schematics    10d     Mon 2/16/98     Fri 2/27/98

17   Design Review                         2d     Mon 3/2/98      Tue 3/3/98

18   Possible Schematic Changes            5d     Wed 3/4/98      Tue 3/10/98

19   Mechanical Reference Drawing         20d     Tue 1/20/98     Mon 2/16/98

20   Layout                               24d     Wed 3/11/98     Mon 4/13/98

21   [Illegible] Placement                 7d     Wed 3/11/98     Mon 3/19/98

22   [Illegible] Routing                  15d     Fri 3/20/98     Mon 4/9/98

      [IMPLEMENTATION CHART APPEARS HERE SETTING FORTH ADDITIONAL TASKS
            AND TARGET START AND COMPLETION DATES FOR SAID TASKS]

ID   Task Name                           Durat      Start          Finish
23   Layout Design Review                  2d     Fri 4/10/98     Mon 4/13/98

24   Fabrication and Assembly of the LC   30d     Tue 4/14/98     Mon 5/25/98

25   Melco's Supercom Demo System          1d     Fri 6/5/98      Fri 6/5/98

26   Unit Test without Copper Bullet      40d     Tue 4/14/98     Mon 6/8/98

27   Unit Test Specs                      10d     Tue 4/14/98     Mon 4/27/98

28   Unit Test Results                    10d     Tue 5/26/98     Mon 6/8/98

29   Copper Bullet Foundry to Melco        1d     Mon 6/15/98     Mon 6/16/98

30   Modem Schematic/Design                1d     Mon 4/6/98      Mon 4/6/98

31   Modem Layout/Assembly CAD 1           1d     Fri 5/15/98     Fri 5/15/98

32   Two Modem Done/Ready for Melco        1d     Wed 7/1/98      Wed 7/1/98

33   Three more Modem Ready for Melco      1d     Fri 7/31/98     Fri 7/31/98

34   Prototype Phase (Line Card)          23d     Mon 6/1/98      Wed 7/1/98

35   Test Evaluation of Release 1 SW      22d     Mon 6/1/98      Tue 6/30/98

36   Release 1 SW to Melco                 1d     Wed 7/1/98      Wed 7/1/98

37   Pre-Production Phase (Line Card)     32d     Mon 8/3/98      Tue 9/15/98

38   Melco's Feedback on RLS 1 SW          1d     Mon 8/3/98      Mon 8/3/98

39   Release 2 SW to Melco                 1d     Tue 8/4/98      Tue 8/4/98

40   End to End System Test (LC & Modem)  25d     Wed 8/5/98      Tues 9/8/98

41   Melco's Feedbacks on RLS 2 SW         1d     Wed 9/9/98      Wed 9/9/98

42   Final SW Release to Melco             1d     Tue 9/15/98     Tue 9/15/98
